UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Rd. Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 30, 2026, Vivakor, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The total votes voted at the meeting were 3,350,087 votes out of a total number of 4,779,302 votes outstanding and entitled to vote at the Annual Meeting, meaning greater than 50% of the votes outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum. The results of the matters voted on by the Company’s stockholders are set forth immediately below.

Proposal 1

Election of the four nominees to the Company’s board of directors:

Name	Votes For	Votes Against	Withheld	Percentage Voted For
James Ballengee	2,652,690	-0-	174,095	93.84%
John Harris	2,660,656	-0-	166,129	94.12%
Albert Johnson	2,660,998	-0-	165,787	94.14%
Michael Thompson	2,672,570	-0-	154,215	94.54%

Proposal 2

Approval of the May 2026 Financing Stock Issuances, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,657,432	168,727	626	523,302

Proposal 3

Approval of the Ballengee Stock Issuances, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,647,309	179,227	249	523,302

Proposal 4

Approval of the Consultant Stock Issuances, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,658,124	168,193	468	523,302

Proposal 5

Approval of the J.J. Astor Stock Issuances, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,647,805	167,602	11,378	523,302

Proposal 6

Approval of the Reverse Stock Split, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,905,377	443,424	1,286	-0-

Proposal 7

Ratification of the selection of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,045,111	301,812	3,164	-0-

Proposal 8

Approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,643,801	181,381	1,603	523,302

Proposal 9

Approval of the Plan Amendment, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,655,614	169,145	2,026	523,302

On the basis of the above votes, (i) James Ballengee, John Harris, Albert Johnson and Michael Thompson were elected as members of the Board; (ii) the proposal to approve May 2026 Financing Stock Issuances was adopted, (iii) the proposal to approve the Ballengee Stock Issuances was adopted; (iv) the proposal to approve the Consultant Stock Issuances was approved, (v) the proposal to approve the J.J. Astor Stock Issuances was adopted, (vi) the proposal to approve the Reverse Stock Split was adopted, (vii) the proposal to ratify the selection of Urish Popeck & Co., LLC as the Company’s independent registered public accountant for the fiscal year ending December 31, 2026 was adopted; (viii) the proposal to approve on a non-binding advisory basis, the compensation of the Company’s named executive officers was adopted, and (ix) the proposal to approve the Plan Amendment was adopted.

Item 7.01	Regulation FD Disclosure.

On June 25, 2026, Vivakor issued a press release announcing a new recurring crude oil transaction through the Enterprise Products Cushing Terminal. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

On June 30, 2026, Vivakor, Inc. (the “Company”) issued a press release announcing that the Company had reset the payment date for its special dividend of shares of Adapti, Inc. the Company owns to September 5, 2026. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Amended 2025 Equity and Incentive Plan
99.1(1)	Press Release Announcing New Crude Oil Transaction through Pershing Terminal, issued June 25, 2026
99.2(1)	Press Release Announcing Reset of Dividend Payment Date for Adapti Shares to September 5, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

[1]	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: June 30, 2026	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer, President and Chairman of the Board

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